Exhibit 10.7

Department of Human Services
Division of Medical Assistance And Health Services
PO Box 712
Jon S. Corzine	Trenton NJ 08625-0712	Jennifer Velez
Governor	Telephone 1-800-356-1561	Commissioner

John R. Guhl
	May 8, 2008	Director
Peter D. Haytaian
President and Chief Executive Officer
AMERIGROUP New Jersey, Inc.
399 Thornall Street, 9th Floor
Edison, NJ 8837
Dear Mr. Haytaian:
Enclosed is an HMO contract amendment that extends the contract for one year to June 30, 2009 with the new capitation rate, effective July 1, 2008. All other terms of the current contract remain in full force and effect. We are rescinding the previous contract amendment that would have extended the HMO contract for one month to July 31, 2008.
Please review and return five original signed copies to the Office of Managed Health Care by May 21, 2008. If you have any questions, please do not hesitate to call me at 609-588-2705.

Sincerely,

Jill Simone, MD
Executive Director Office of Managed Health Care

JS
Enclosure

c:	John R. Guhl David Lowenthal John Koehn
New Jersey Is An Equal Opportunity Employer • Printed on Recycled Paper and Recyclable

STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
AND
AMERIGROUP NEW JERSEY, INC.
AGREEMENT TO PROVIDE HMO SERVICES
In accordance with Article 7, sections 7.11.2A, 7.11.2B, and 7.12.1 of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2008, as follows:
Appendix, Section C, “Capitation Rates” shall be revised as reflected in SFY 2009 Capitation Rates attached hereto and incorporated herein.

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.
The contracting parties indicate their agreement by their signature.

AMERIGROUP NEW JERSEY, INC.			State of New Jersey
Department of Human Services

BY:		BY:

John R. Guhl

TITLE:	President & CEO	TITLE:	DIRECTOR, DMAHS

DATE:	May 13, 2008	DATE:

APPROVED AS TO FORM ONLY

Anne Milgram

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY:

Deputy Attorney General

DATE:

SFY09 Rates
Contract Period: 07/01/08 - 06/30/09

Category	Age/Sex	Northern	Central	Southern	Statewide
AFDC / DYFS / KidCare A / New Jersey Care Children	Newborn
AFDC / DYFS / KidCare A / New Jersey Care Children	75 dys - 2 yrs M&F
AFDC / DYFS / KidCare A / New Jersey Care Children / NJCPW	2 - 20.99 M&F
AFDC / NJCPW	21 - 44.99 Female
AFDC	21 - 44.99 Male
AFDC / NJCPW	45+ M&F
Non ABD-DDD (including Home Health Add-On)	All
Aged with Medicare	All
Blind/Disabled with Medicare and Other Dual Eligibles	< 45 M&F
Blind/Disabled with Medicare and Other Dual Eligibles	45+ M&F
ABD-DDD with Medicare and Other Dual Eligibles	All
ABD (including AIDS & DDD) without Medicare	All	***REDACTED***
KidCare B&C	Newborn
KidCare B&C	< 2 M&F
KidCare B&C	Youth
KidCare D	Newborn
KidCare D	< 2 M&F
KidCare D	Youth
FamilyCare Parents 0-200% / FamilyCare Adults and Health Access / Adult Restricted Aliens	21 - 44.99 Female
FamilyCare Parents 0-200% / FamilyCare Adults and Health Access / Adult Restricted Aliens	21 - 44.99 Male
FamilyCare Parents 0-200% / FamilyCare Adults and Health Access /Adult Restricted Aliens	45+ M&F
AIDS-ABD with Medicare and Other Dual Eligibles	All
AIDS-Non-ABD	All
AIDS-ABD with Medicare and Other Dual Eligibles DDD (Including Behavioral Health Add-On)	All
AIDS-Non-ABD DDD (including Behavioral Health Add-On)	All
Add-On-Behavioral Health-DDD w/ Medicare	All
Add-On-Behavioral Health-DDD w/o Medicare	All
Maternity	All
Note:
The ABD without Medicare rate above assume a 1.00 Risk Adjustment Rate Factor. This SFY09 rates represent the average of the FFS and HMO populations. The expected SFY09 HMO average risk score factors is less than 1.00.